UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2006

GLOBAL IMAGING SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24373	59-3247752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3820 Northdale Blvd., Suite 200A, Tampa, FL 33624

(Address of principal executive offices - zip code)

(813) 960-5508

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry Into a Material Definitive Agreement.

Item 1.01(a). On June 29, 2006, Global Imaging Systems, Inc. (the “Company”) entered into a Third Amended and Restated Credit Facility with the Lenders listed therein, Wachovia Bank, National Association, a national banking association, as Administrative Agent for the Lenders (the “Administrative Agent”), Suntrust Bank and Bank Of America, N.A., as Syndication Agents and LaSalle Bank National Association and General Electric Capital Corporation, as Documentation Agents. A copy of the Third Amended and Restated Credit Facility is incorporated herein as Exhibit 10.1 filed with this Form 8-K.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit 10.1     Third Amended and Restated Credit Facility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2006	GLOBAL IMAGING SYSTEMS, INC.

	By:	/s/ Lawrence Paine
Lawrence Paine
Vice President and General Counsel